Exhibit 10.1

AMENDMENT NO. 3 TO CREDIT AGREEMENT

This AMENDMENT NO. 3 TO CREDIT AGREEMENT, dated as of April 17, 2020 (this “Amendment”), is made by and among AGILENT TECHNOLOGIES, INC., a Delaware corporation (the “Company”), BNP PARIBAS, as administrative agent for and on behalf of the Lenders (in such capacity, the “Administrative Agent”), and the Lenders listed on the signature pages hereto. Capitalized terms used but not defined herein have the meaning assigned thereto in the Credit Agreement (as defined below).

PRELIMINARY STATEMENTS

Reference is made to that certain Credit Agreement, dated as of March 13, 2019, as amended by Amendment No. 1 to Credit Agreement and Incremental Assumption Agreement dated as of August 7, 2019 and Amendment No. 2 to Credit Agreement dated as of October 21, 2019 (as so amended, the “Credit Agreement”), among the Company, the Lenders party thereto and the Administrative Agent.

The Company has requested that certain provisions of the Credit Agreement be amended as set forth below.

The Required Lenders are willing to consent to the Company’s request on the terms and subject to the conditions set forth herein.

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto hereby agree as follows:

SECTION 1.Amendment to Credit Agreement.  Subject to the satisfaction of the condition precedent set forth in Section 3 below, the Credit Agreement shall without further action be amended as follows:

(a)Section 1.01 of the Credit Agreement  is hereby amended by inserting the following definitions in proper alphabetical order therein:

“Extension Date” means (i) the applicable anniversary of the Effective Date of the Revolving Borrowings and (ii) the existing Maturity Date of the 2019 Incremental Term Loans.

“Required 2019 Incremental Term Lenders” means, at any time, 2019 Incremental Term Lenders holding more than 50% of the aggregate unpaid principal amount of 2019 Incremental Term Loans outstanding at such time.

(b)Section 1.01 of the Credit Agreement is hereby amended by amending and replacing the definition of “Maturity Date” set forth therein to read as follows:

“Maturity Date” means (i) with respect to any Revolving Borrowing or Swingline Loan, March 13, 2024, and (ii) with respect to any

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2019 Incremental Term Loan, the 2019 Incremental Term Maturity Date, in each case, as such date may be extended pursuant to Section 2.09.

(c)Section 2.09 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“SECTION 2.09. Extension of Maturity Date

(d). The Company may, from time to time, by delivery of a Maturity Date Extension Request to the Administrative Agent (which shall promptly deliver a copy to each of the Lenders of the applicable Class of Loans) not less than 45 days (or such shorter period of time as may be agreed between the Company and the Administrative Agent) and not more than 75 days prior to (x) any anniversary of the Effective Date or (y) the Maturity Date of the 2019 Incremental Term Loans (as applicable), request that the Lenders of the applicable Class of Revolving Loans and Commitments, Swingline Loans and/or 2019 Incremental Term Loans extend the Existing Maturity Date (I) in respect of Revolving Borrowings and Swingline Loans for an additional period of one year and (II) in respect of 2019 Incremental Term Loans for an additional period of up to 364 days as specified in the applicable Maturity Date Extension Request. Each Lender of the applicable Class shall, by notice to the Company and the Administrative Agent given not later than the 20th day after the date of the Administrative Agent’s receipt of the Maturity Date Extension Request from the Company, advise the Company whether or not in its sole discretion it agrees to the requested extension (each Lender of the applicable Class agreeing to a requested extension being called a “Consenting Lender”, and each Lender of the applicable Class declining to agree to a requested extension being called a “Declining Lender”).  Any Lender of the applicable Class that has not so advised the Company and the Administrative Agent by such day shall be deemed to have declined to agree to such extension and shall be a Declining Lender.  If Lenders constituting the Required Lenders shall have agreed to a Maturity Date Extension Request in respect of the Revolving Commitments and Revolving Borrowings, then the Maturity Date shall, as to the applicable Consenting Lenders, be extended to the first anniversary of the Maturity Date in respect of Revolving Borrowings theretofore in effect. If the Lenders constituting the Required 2019 Incremental Term Lenders shall have agreed to a Maturity Date Extension Request of 2019 Incremental Term Loans, then the Maturity Date shall, as to the applicable Consenting Lenders, be extended to the requested date up to 364 days from the Maturity Date in respect of 2019 Incremental Term Loans theretofore in effect as specified in the applicable Maturity Date Extension Request. The decision to agree or withhold agreement to any Maturity Date Extension Request shall be at the

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sole discretion of each applicable Lender.  The Revolving Commitment of any Declining Lender shall terminate on the Maturity Date in effect prior to giving effect to any such extension.  The principal amount of any outstanding Loans made by Declining Lenders, together with any accrued interest thereon and any accrued fees and other amounts payable to or for the account of such Declining Lenders hereunder, shall be due and payable on the Maturity Date in effect prior to giving effect to any such extension (such Maturity Date being called the “Existing Maturity Date”), and on the Existing Maturity Date the Borrowers shall also make such other prepayments of their Loans pursuant to Section 2.11 as shall be required in order that, after giving effect to the termination of the Revolving Commitments of, and all payments to, Declining Lenders pursuant to this sentence, the total Revolving Credit Exposures would not exceed the total Revolving Commitments.  Notwithstanding the foregoing provisions of this paragraph, the Company shall have the right, pursuant to and in accordance with Section 2.19(b), at any time prior to the Existing Maturity Date, to replace a Declining Lender with a Lender or other financial institution that will agree to the applicable Maturity Date Extension Request, and any such replacement Lender shall for all purposes constitute a Consenting Lender.  Notwithstanding the foregoing, (a) the Availability Period and the Existing Maturity Date (without taking into consideration any extension pursuant to this Section 2.09), as such terms are used in reference to any Issuing Bank or any Letters of Credit issued by such Issuing Banks or the Swingline Lender or any Swingline Loans made by the Swingline Lender, may not be extended without the prior written consent of such Issuing Bank or the Swingline Lender, as applicable (it being understood and agreed that, in the event any Issuing Bank or the Swingline Lender shall not have consented to any such extension, (i) such Issuing Bank or the Swingline Lender, as applicable, shall continue to have all the rights and obligations of an Issuing Bank or the Swingline Lender, as applicable, hereunder through the Existing Maturity Date (or the Availability Period determined on the basis thereof, as applicable), and thereafter shall have no obligation to issue, amend, extend or renew any Letter of Credit or to make any Swingline Loan, as applicable (but shall, in each case, continue to be entitled to the benefits of Sections 2.04, 2.05, 2.15, 2.17, 10.03 and 10.09, as applicable, as to Letters of Credit or Swingline Loans issued or made prior to such time), and (ii) the Borrowers shall cause the LC Exposure attributable to Letters of Credit issued by such Issuing Bank and the Swingline Exposure to be zero no later than the day on which such LC Exposure or Swingline Exposure, as applicable, would have been required to have been reduced to zero in accordance with the terms hereof without giving effect to any effectiveness of the extension of the applicable Existing Maturity

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Date pursuant to this paragraph (and, in any event, no later than the Existing Maturity Date)) and (b) no extension of the Existing Maturity Date pursuant to this paragraph shall become effective unless on the Extension Date that immediately follows the date on which the Company delivers the applicable Maturity Date Extension Request, the conditions set forth in Section 4.02 shall be satisfied (with all references in such Section to a Borrowing being deemed to be references to such extension and without giving effect to the parenthetical in Section 4.02(a)) and, if reasonably requested by the Administrative Agent, the Administrative Agent shall have received a certificate to that effect dated such date and executed by a Financial Officer of the Company as well as documents consistent with those delivered under Sections 4.01(b) and 4.01(c) as to the corporate power and authority of the Borrowers to borrow hereunder after giving effect to such extension.”

(d)Exhibit F to the Credit Agreement is hereby amended  in its entirety and replaced with the new Exhibit F attached hereto as Annex I.

SECTION 2.Representations and Warranties.  To induce the Administrative Agent and the Required Lenders to enter into this Amendment, the Company hereby represents and warrants, on and as of the Amendment Effective Date, that:

(a)  At the time of and after giving effect to this Amendment, no Default has occurred and is continuing.

(b)  The representations and warranties set forth in the Credit Agreement are true and correct in all material respects as of the Amendment Effective Date, provided that representations and warranties modified by materiality shall be true and correct in all respects.

SECTION 3.Conditions to Effectiveness of the Amendment.  The Amendment set forth in Section 1 hereof shall become effective as of the first date when, and only when, the Administrative Agent shall have received this Amendment, duly executed and delivered by the Company, the Administrative Agent and the Required Lenders (the “Amendment Effective Date”).

SECTION 4.Reference to and Effect on the Loan Documents.

(a)On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended and modified by this Amendment.

(b)The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended and modified by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

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(c)Save as expressly provided herein, the execution, delivery and effectiveness of this Amendment (i) shall not operate as a waiver of any right, power, privilege or remedy of any Lender, any Issuing Bank, any Swingline Lender or the Administrative Agent under any of the Loan Documents and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or other agreements contained in the any of the Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

SECTION 5.Execution in Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile or other electronic image scan transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 6.Expenses. The Company agrees to reimburse the Administrative Agent for its reasonable and documented out-of-pocket costs and expenses incurred in connection with this Amendment, in accordance with the provisions of Section 10.03(a) of the Credit Agreement.

SECTION 7.Miscellaneous.  The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and to the Credit Agreement and the other Loan Documents and their respective successors and permitted assigns.

SECTION 8.Loan Document. Each of the parties hereto hereby agrees that this Amendment shall be a Loan Document for all purposes of the Credit Agreement and the other Loan Documents, and the definition of “Loan Documents” set forth in the Credit Agreement shall be deemed to have been amended to include this Amendment therein.

SECTION 9.GOVERNING LAW. This Amendment shall be construed in accordance with and governed by the law of the state of New York.

[Remainder of Page Intentionally Left Blank]

NYDOCS02/1224387Agilent – Amendment No. 3

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

AGILENT TECHNOLOGIES, INC.

By:  /s/ Guillermo Gualino
Name:  Guillermo Gualino
Title:  Vice President and Treasure

Agilent – Amendment No. 3

SIGNATURE PAGE TO
AGILENT TECHNOLOGIES, INC.
AMENDMENT NO. 3 TO CREDIT AGREEMENT

BNP PARIBAS,
as Administrative Agent and a Lender

By:  /s/ Brendan Heneghan
Name:  Brendan Heneghan
Title:  Director

By:  /s/ Karim Remtoula
Name:  Karim Remtoula
Title:  Vice President

Agilent – Amendment No. 3

SIGNATURE PAGE TO
AGILENT TECHNOLOGIES, INC.
AMENDMENT NO. 3 TO CREDIT AGREEMENT

Bank of America, N.A.

By:  /s/ Jason Auguste
Name:  Jason Auguste
Title:  Vice President

Agilent – Amendment No. 3

SIGNATURE PAGE TO
AGILENT TECHNOLOGIES, INC.
AMENDMENT NO. 3 TO CREDIT AGREEMENT

BARCLAYS BANK PLC

By:  /s/ Martin Corrigan
Name:  Martin Corrigan
Title:  Vice President

Agilent – Amendment No. 3

SIGNATURE PAGE TO
AGILENT TECHNOLOGIES, INC.
AMENDMENT NO. 3 TO CREDIT AGREEMENT

Citibank, N.A.

By:  /s/ Sean Klimchalk
Name:  Sean Klimchalk
Title:  Managing Director

Agilent – Amendment No. 3

SIGNATURE PAGE TO
AGILENT TECHNOLOGIES, INC.
AMENDMENT NO. 3 TO CREDIT AGREEMENT

Credit Suisse AG, Cayman Islands Branch

By:  /s/ Whitney Gaston
Name:  Whitney Gaston
Title:  Authorized Signatory

By:  /s/ Christopher Zybrick
Name:  Christopher Zybrick
Title:  Authorized Signatory

Agilent – Amendment No. 3

SIGNATURE PAGE TO
AGILENT TECHNOLOGIES, INC.
AMENDMENT NO. 3 TO CREDIT AGREEMENT

DBS Bank Ltd.

By:  /s/ Henry Choo
Name:  Henry Choo
Title:  Vice President

Agilent – Amendment No. 3

SIGNATURE PAGE TO
AGILENT TECHNOLOGIES, INC.
AMENDMENT NO. 3 TO CREDIT AGREEMENT

HSBC Bank USA, N.A.

By:  /s/ David Wagstaff
Name:  David Wagstaff
Title:  Managing Director

Agilent – Amendment No. 3

SIGNATURE PAGE TO
AGILENT TECHNOLOGIES, INC.
AMENDMENT NO. 3 TO CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A.

By:  /s/ Stephen Lescher
Name:  Stephen Lescher
Title:  Vice President

Agilent – Amendment No. 3

SIGNATURE PAGE TO
AGILENT TECHNOLOGIES, INC.
AMENDMENT NO. 3 TO CREDIT AGREEMENT

KEYBANK NATIONAL ASSOCIATION

By:  /s/ Tad L. Stainbrook
Name:  Tad L. Stainbrook
Title:  Vice President

Agilent – Amendment No. 3

SIGNATURE PAGE TO
AGILENT TECHNOLOGIES, INC.
AMENDMENT NO. 3 TO CREDIT AGREEMENT

MIZUHO BANK, LTD.

By:  /s/ Tracy Rahn
Name:  Tracy Rahn
Title:  Executive Director

Agilent – Amendment No. 3

SIGNATURE PAGE TO
AGILENT TECHNOLOGIES, INC.
AMENDMENT NO. 3 TO CREDIT AGREEMENT

MUFG Bank, LTD.

By:  /s/ David Meisner
Name:  David Meisner
Title:  Vice President

Agilent – Amendment No. 3

SIGNATURE PAGE TO
AGILENT TECHNOLOGIES, INC.
AMENDMENT NO. 3 TO CREDIT AGREEMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:  /s/ Sara Barton
Name:  Sara Barton
Title:  Vice President

Agilent – Amendment No. 3

ANNEX I

(See attached)

Agilent – Amendment No. 3

EXHIBIT F

[FORM OF MATURITY DATE EXTENSION REQUEST]

BNP Paribas,
as Administrative Agent

[Address]

[Date]

Re:  Extension of Maturity Date

Ladies and Gentlemen:

Reference is made to the Credit Agreement dated as of March 13, 2019 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) among Agilent Technologies, Inc., the Lenders from time to time party thereto and BNP Paribas, as Administrative Agent.  Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

In accordance with Section 2.09 of the Credit Agreement, the undersigned hereby requests an extension of the Maturity Date of the [2019 Incremental Term Loan] [Revolving Borrowing and/or a Swingline Loan] from [August [6], 20[20] to [__][___], 20[21]]1 [from March [13], 20[24] to March [__], 20[25]]2.

Each Lender who countersigns this letter below consents to the extension of the Maturity Date as requested herein and shall be deemed a “Consenting Lender” in connection therewith for purposes of Section 2.09 of the Credit Agreement.

Very truly yours,

AGILENT TECHNOLOGIES, INC.,

By:  _______________________________

Name:
Title:

[1]	To be inserted if the Company is requesting an extension of the Maturity Date of a 2019 Incremental Term Loan.
[2]	To be inserted if the Company is requesting an extension of the Maturity Date of a Revolving Borrowing and/or a Swingline Loan.

SIGNATURE PAGE TO
AGILENT TECHNOLOGIES, INC.
MATURITY DATE EXTENSION REQUEST
[2019 INCREMENTAL TERM LOAN] / [REVOLVING BORROWING/SWINGLINE LOAN]

CONSENTING LENDER:

{Type or print name of Consenting Lender}

By:
Name:
Title:

By:
Name:
Title:

[Consenting Lender Signature Page to Maturity Date Extension Request]